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                                 EXHIBIT 10.38

                               SECURITY AGREEMENT


         This SECURITY AGREEMENT, dated August 16, 1995, is by and between SHOP AT HOME, INC., a Tennessee corporation ("Shop at Home"), and MFP, INC., a Tennessee corporation ("MFP") (Shop at Home and MFP are collectively referred to as the "Debtor"), and GLOBAL NETWORK TELEVISION, INC., a Tennessee corporation ("Secured Party").

                                  WITNESSETH:

         WHEREAS, Secured Party has agreed to acquire from the Debtor its $2,000,000 Variable Rate Convertible Secured Note Due 2000 (hereinafter referred to as the "Note"), pursuant to the provisions of that certain Note Purchase Agreement dated August 16, 1995; and

         WHEREAS, Debtor has agreed to give to Secured Party certain security for the repayment of the Note, and to secure the other indebtedness, liabilities and obligations set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SECURITY INTEREST. To secure the payment of the indebtedness and amounts hereinafter specified, Debtor hereby assigns, transfers, conveys and sets over to Secured Party a first priority security interest in and to the following property, and all additions, accessions, and substitutions thereto or therefor, and proceeds thereof, including any insurance proceeds, and each and every class thereof, to the extent the same are owned by Debtor and relate in any way to the Debtor's business or hereafter relate to said business, all of which are hereinafter referred to as the "Collateral:"

                 (a) all present and future equipment, furniture, and fixtures located at the offices and facilities of Shop at Home located in Knoxville, Tennessee (the "Equipment"); and

                 (b) all inventory of Shop at Home of every kind and description, whether now owned or hereafter acquired and wherever located (the "Inventory");

                 (c) all accounts and accounts receivable of Shop at Home of every kind and description, whether now owned or hereafter acquired and wherever located (the "Accounts"); and
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                 (d) 1,000 shares of Common Stock of MFP, Inc., a Tennessee corporation, owned by Shop at Home (the "Securities"); and

                 (e) all proceeds of the sale of the Federal Communications Commission licenses and authorizations of Television Station WMFP, Lawrence, Massachusetts, whether now held or hereafter acquired (the "License Proceeds").

         2. LIABILITIES SECURED. The security interest herein conveyed shall secure payment of the following: (a) the Note, and all interest thereon, and any and all renewals, extensions or modifications thereof, in whole or part; (b) all future loans, advances or extensions of credit, regardless of class and whether or not presently contemplated by the parties hereto, made by Secured Party to or for the account of Debtor, for the purpose of protecting the Collateral or Secured Party's right to receive payments under the Note, including, without limiting the foregoing, advances for insurance, repairs to and maintenance of the Collateral, taxes, and discharge of any other lien, security interest or encumbrance; and (c) all costs and expenses incurred in the collection of any of the foregoing, including reasonable attorneys' fees.

         3. LOCATION OF COLLATERAL. The Collateral shall be used solely in connection with the ordinary course of Debtor's business and shall remain in Debtor's possession or control at all times, with the exception of the Securities, possession of which shall be held by Secured Party as described in
Section 10 hereof. The Equipment shall be kept on or about the Knoxville, Tennessee, offices and facilities of the Debtor, except for repairs and maintenance in the normal course of business, unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

         4. DEBTOR'S COVENANTS AND WARRANTIES. Debtor hereby warrants and covenants as follows, all of which warranties and covenants shall continue throughout the term of this Agreement, and Debtor shall promptly notify Secured Party in writing of any change in any matter herein warranted:

                 (a) Shop at Home's principal place of business is at 5210 Schubert Road, Knoxville, Tennessee 37912, and Debtor will immediately notify Secured Party of any change in the location of said place of business.

                 (b) Shop at Home is a duly organized, validly existing corporation formed under the laws of the State of Tennessee.

                 (c) MFP is a duly organized, validly existing corporation formed under the laws of the State of Tennessee. All of the capital stock of MFP consists of 1,000 shares of Common Stock, all of which is owned by Shop at Home.
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                 (e)      Each Debtor has full power and authority to (i)
         conduct business in the state of its incorporation and in every other state where qualification as a foreign corporation is required by law,
         (ii) own and operate its properties and conduct its business, and (iii) execute and deliver, and perform its obligations under this Security Agreement.

                 (f) Each Debtor has by proper corporate action duly authorized (i) the execution and delivery of, and the due performance of its obligations under this Security Agreement, and (ii) the taking of any and all other actions as may be required on the part of each Debtor to carry out, give effect to and consummate the transactions contemplated by this Security Agreement. Each Debtor will take any and all actions necessary or appropriate to consummate the transactions contemplated by this Security Agreement.

                 (g) This Security Agreement has been duly executed and delivered by each Debtor and is, and when executed and delivered will be, legal, valid and binding obligations of each Debtor enforceable in accordance with its terms (assuming due authorization, execution and delivery by any other parties thereto), subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally and to the availability of equitable relief.

                 (h) Except for the security interest granted hereby, Debtor is the owner of the Collateral free from any other lien, security interest or encumbrance and no security interest or interests and no financing statement or statements, other than those listed on EXHIBIT A attached hereto, covering the Collateral or proceeds thereof, exists. The parties acknowledge that Franklin Federal Savings Bank, Morristown, Tennessee, holds a security interest in a portion of the Collateral, but that such security interest will be released by the payment in full of the indebtedness owed such institution, from the proceeds of the sale of the Note.

                 (i) Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

                 (j) All financial statements and information made or supplied by Debtor calculated to induce this transaction are true and correct.

                 (k) Debtor will pay all taxes, assessments, and other governmental charges of every character, levied and assessed against all or any part of the Collateral now or hereafter subject to this Agreement when the same shall become due and payable, and will comply with all laws, regulations and orders of any national, state or municipal government or administra-
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         tive agency exercising any power or regulation or supervision over
         Debtor or any of the Collateral, the non- compliance of which will impair the lien of this Agreement upon any of the Collateral subject hereto.

                 (l) Debtor will keep accurate and complete records of all of its business and from time to time will permit Secured Party, upon reasonable notice to Debtor, to examine all its business records and to make copies thereof. Further, from time to time, Debtor will furnish Secured Party with such information regarding the Collateral as Secured Party may request.

                 (m) Debtor will execute financing statements or other documents deemed necessary by Secured Party to perfect or preserve its security interest in the aforesaid Collateral and the proceeds thereof, and will pay the costs and fees of filing or recording such statements or documents pursuant to law.

                 (n) Debtor will pay all of the indebtedness secured hereby to Secured Party as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will perform all terms of all notes, agreements or instruments evidencing or securing the said indebtedness and the terms of this and any other security agreement between Debtor and Secured Party.

                 (o) The execution, delivery and performance of this Security Agreement are within Debtor's power and authority, have been duly authorized, and are not in contravention of any law or the terms of its charter, bylaws, or other incorporation papers or any indenture, agreement or undertaking to which it is a party or by which it is bound.

                 (p) Provided the Debtor is not in default under the Note, the Debtor may collect its Accounts and retain the proceeds therefrom, provided the Debtor keeps accurate and complete records of the Accounts and from time to time will permit Secured Party to examine, upon reasonable notice to Debtor, all its business records and to make copies thereof.

                 (q) The Collateral which constitutes tangible personal property (the "Tangible Collateral") will not be misused or abused, wasted or allowed to deteriorate, and will be kept in good repair and condition, except for ordinary wear and tear incurred in its intended use. The Tangible Collateral will be held by Debtor at its risk of loss. Debtor will maintain insurance on the Tangible Collateral for its full replacement cost against fire (including so-called extended coverage), theft, loss, injury and destruction and such other risks as Secured Party may require, under policies acceptable to Secured Party, with loss payable to Secured Party or its assigns, providing for fifteen (15) days' minimum cancellation
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         notice to Secured Party, and with duplicate policies or certificates deposited with Secured Party. Secured Party may act as attorney-in-fact for Debtor in obtaining, adjusting, selling and canceling such insurance and endorsing any drafts.

         5. DEFAULT IN PAYMENT OF INSURANCE AND TAXES. Should Debtor fail to pay when due any tax, assessment or governmental charge levied or assessed against any of the Collateral, or in the payment of any premium for insurance required hereunder, and should Secured Party, in its sole discretion, pay any of the aforesaid obligations of Debtor, then the amount so paid shall be added to the indebtedness secured hereby and shall be due from Debtor to Secured Party upon demand with interest at the maximum rate allowed by law.

         6. ALIENATION OF COLLATERAL BY DEBTOR. Debtor will not sell, offer to sell, transfer or dispose of the Collateral or any interest therein except in the ordinary course of business, and, after notice from Secured Party, or unless Secured Party consents in writing prior thereto with respect to the Tangible Collateral. The Debtor will keep the Collateral free from unpaid charges, including taxes, and from all liens, encumbrances and security interests, except the lien of this Agreement, suffered voluntarily or involuntarily by Debtor.

         7. DIRECT PAYMENT TO SECURED PARTY. Secured Party shall have the right to notify the obligors of the Accounts to make payments owed to Debtor directly to Secured Party, and to take control of all proceeds thereof and enforce any and all obligations of said obligors, which rights Secured Party may exercise at any time, if Debtor is then in default hereunder.

                 Until such time as Secured Party elects to exercise such rights by mailing to Debtor and said obligors written notice thereof, Debtor is authorized to collect payments and enforce all rights under the Accounts. The cost of such collection and enforcement, including attorneys' fees and out-of-pocket expenses, shall be borne solely by Debtor, whether the same are incurred by Secured Party or Debtor.

                 In order to facilitate Secured Party's rights hereunder, Debtor does hereby irrevocably designate and appoint Secured Party (acting by and through its chairman, president or any vice president thereof), its successors and assigns, as their true and lawful attorney-in-fact, either in Debtor's own name, place and stead, or otherwise, at any time, before or after the occurrence of an Event of Default, to ask, demand, receive, receipt and give acquittance for any and all amounts which are now or may hereafter become due and payable to Debtor and which are part of the Accounts.

         8. DEFAULT. At the option of Secured Party, Debtor shall be in default hereunder and the indebtedness secured hereby shall become immediately due and payable upon the happening of any of the following events or conditions ("Event of Default"):
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                 (a)      Any failure to pay, promptly as and when due, the
         principal and interest of the indebtedness secured hereby or any other monetary obligations or indebtedness of Debtor to Secured Party;

                 (b) Any failure by Debtor to duly observe any material covenant, condition or agreement of this Security Agreement, the Note Purchase Agreement, or the Note;

                 (c) The insolvency or bankruptcy of Shop at Home, the making by Shop at Home of an assignment for the benefit of creditors, or the consent of Shop at Home to the appointment of a trustee or receiver or other officer of the court or other tribunal;

                 (e) The appointment of a trustee, receiver or other officer of the court for Shop at Home, or for a substantial part of their properties, without its consent, where no discharge is effected within sixty (60) days;

                 (f) The institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against Shop at Home, and if against it, where such proceeding is consented to by it or has not been dismissed within sixty (60) days;

                 (g) The entry of any judgment against Shop at Home in excess of One Hundred Thousand Dollars ($100,000.00) or the issuance of entry of any attachment, replevin levy or lien against the Collateral, if not discharged, bonded or dismissed within sixty (60) days;

                 (h) The giving of any statement, certificate or representations in or pursuant to this Security Agreement proving to be untrue in any material respect as of the time made;

                 (i) The assertion of any claim or priority over this Security Agreement by title, lien or otherwise in any legal or equitable proceeding that is not dismissed or bonded;

                 (j) Any material uninsured loss, theft, damage or destruction to the Collateral occurs; or

                 (k) Debtor disposes of all or any part of the Collateral other than in the ordinary course of business, or divest themselves by sale or otherwise of the control over, or any goodwill of, its business, or fail to carry on their business for any reason whatsoever.

                 Said events shall not constitute an Event of Default unless
(i) with regard to any monetary default or failure to pay any amount of money when due, such event, default or failure continues for a period of five (5) days after such payment is due, and (ii) with regard to any other event stated above for which no time limit is specified, such event continues for a period of
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twenty (20) days after written notice to Debtor pursuant to Section 18(e)
hereof, provided, however, that said notice provisions and any other notice provisions contained in the Note or any other document shall run concurrently and not successively.

         9.      REMEDIES UPON DEFAULT.

                 (a) General. In the event of the occurrence of an Event of Default under this Agreement, Secured Party shall have the rights and remedies contained herein, in all promissory notes or other agreements and instruments providing for, evidencing or securing any of Debtor's obligations to Secured Party secured hereby, and the rights and remedies provided in Article 9 of the Uniform Commercial Code of the State of Tennessee.

                 (b) Assembly of Collateral. In the event of the occurrence of an Event of Default, Debtor shall, upon request of Secured Party, assemble the Collateral or evidence thereof and make it available to Secured Party at Debtor's place of business.

                 (c) Entry of Debtor's Premises and Repossession. In the event of the occurrence of an Event of Default, Secured Party may enter Debtor's premises where any of the Collateral is located, and take possession of and remove all or any portion of the Collateral or evidence thereof therefrom for purposes of disposition pursuant to this Security Agreement.

                 (d) Cash or Credit Sales. Debtor agrees that sales for cash or on credit to a wholesaler, retailer or user of property of the type as the Collateral or at public auction or private sale are all commercially reasonable methods of disposition of the Collateral.

                 (e) Notice of Disposition. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give to Debtor notice of the time and place of any public sale of any of the Collateral, or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, pursuant to Section 18(e) hereof, at least ten (10) days before the time of the sale or other disposition, which provisions for notice Debtor agrees are reasonable.

                 (f) Application of Proceeds. Any proceeds of any disposition of any of the Collateral may be first applied by Secured Party to the payment of expenses in connection with the exercise of its rights and remedies hereunder, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Secured Party toward the payment of the indebtedness secured hereby, but in such order of application as Secured Party may elect in its sole discretion.

                 (g) Continuance of Remedies. Until all of the indebtedness secured hereby shall have been paid in full, Secured Party's rights and remedies regarding disposition of the Collateral, and all other rights, powers and remedies provided to Secured Party hereunder shall continue to exist, and may be exercised by Secured Party irrespective of the fact that portions of the liabilities may have been paid.

         10. SPECIAL PROVISIONS RELATING TO THE SECURITIES. In addition to the other terms and provisions hereof, the parties agree to the following with regard to the Securities:

                 (a) Secured Party's security interest in the Securities shall be perfected by Secured Party's possession thereof. Secured Party shall also be provided with stock powers covering the Pledged Securities executed in blank by Shop at Home.

                 (b) Shop at Home warrants to Secured Party the following:

                          (i) Shop at Home is the sole legal and equitable
                 owner of the Securities, and Shop at Home's absolute title thereto is not the subject of any claim or challenge threatened or asserted by any third party.

        (ii) The Securities have been validly issued and are fully paid.

                          (iii) The Securities are not and will not be subject
                 to any restriction of transfer, "buy-sell" agreement, voting agreement, redemption agreements, option or other agreement, except for those restrictions and agreements, if any, that are noted on the certificates of the Securities.

                          (iv) This Agreement provides Secured Party with a
                 valid pledge of, and a valid first priority security interest in, the Securities.

                 (c) Shop at Home covenants with Secured Party as follows:

                          (i) Shop at Home shall deliver any stock received as
                 a result of ownership of the Securities immediately to Secured Party upon receipt, and such additional stock shall become part of the Securities hereunder upon issuance.
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                          (ii) Shop at Home shall not sell, transfer, or grant
                 or suffer the attachment of any lien or encumbrance to the Securities.

                 (d) As long as there is no default under this Security Agreement, Shop at Home shall be entitled to exercise all voting rights arising from ownership of the Securities, except that written approval of Secured Party shall be required for Shop at Home to vote said stock to authorize the issuer of the Securities to liquidate, reorganize, merge or engage in any other transactions for which shareholder approval is required by law or by the issuers' Charter or its By-Laws.

                 (e) As long as there is no default under this Security Agreement, Debtor shall have the exclusive right to receive all reasonable distributions of cash and other property made with respect to the Securities.

                 (f) Upon the occurrence of an event of default, Secured Party may exercise any of the following remedies:

                          (i) Secured Party shall have the exclusive right to
                 exercise all voting powers and give all consents, waivers and ratifications relating to the Securities.

                          (ii) Secured Party shall have the exclusive right to
                 receive all distributions made with respect to the Securities. Secured Party shall apply cash distributions to payment of the Secured Indebtedness and hold all other types of property distributed for sale, pursuant to the Uniform Commercial Code as adopted in Tennessee.

                          (iii) Secured Party may, upon five (5) days' notice
                 to Debtor, sell the Securities or any part thereof at public or private sale or at any appropriate broker's board or securities exchange, for cash, credit or for future delivery.

                                (A)      Secured Party may be the purchaser
                                         of any or all of the Securities sold
                                         at any public sale or, to the extent
                                         permitted by law, at any private
                                         sale.

                                (B)      At or prior to any sale of the
                                         Securities, Secured Party may, in
                                         its sole discretion, restrict
                                         prospective purchasers to persons
                                         who will represent that they will
                                         purchase for their own account for
                                         investment and not with view to the
                                         distribution or sale of any of the
                                         Securities and who will agree that
                                         the Securities so purchased may bear
                                         an appropriate restrictive legend.

                                  (C)      At or prior to any sale, Secured
                                           Party may, in its sole discretion,
                                           require that prospective purchasers
                                           establish, to Secured Party's
                                           satisfaction, that they are
                                           investors of sufficient financial
                                           means or business acumen to qualify
                                           as "accredited investors" under
                                           federal and state securities laws.

                                  (D)      At any sale, Secured Party shall
                                           have the right to transfer to the
                                           purchaser thereof the Securities
                                           sold. Secured Party is hereby
                                           appointed Debtor's attorney-in-fact
                                           for the purpose of supplying any
                                           endorsements necessary to effect
                                           such transfer. Each purchaser at any
                                           such sale (including, without
                                           limitation, Secured Party) shall
                                           hold the property sold free from any
                                           claim or right of any kind,
                                           including any equity or rights or
                                           redemption of Debtor, which hereby
                                           specifically waives all rights of
                                           redemption, stay or appraisal which
                                           Debtor has or may have under any
                                           rule of law or statute now existing
                                           or hereafter adopted.

                                  (E)      At any sale, the Securities may be
                                           sold in one lot as an entirety or in
                                           separate portions, as Secured Party
                                           may determine.

                                  (F)      Prior to any sale, Secured Party
                                           may, but shall not be obligated to,
                                           have all or part of the Securities
                                           registered for public distribution
                                           pursuant to any applicable state or
                                           federal law or seek assurances from
                                           any state or federal authority that
                                           the intended disposition of
                                           Securities will qualify under an
                                           exception to laws that otherwise
                                           require registration for the sale of
                                           stock.  All expenses incurred by
                                           Secured Party in addressing such
                                           matters, including reasonable
                                           attorney's fees, shall become part
                                           of the Secured Indebtedness and bear
                                           interest as elsewhere provided
                                           herein.

                                  (G) Secured Party shall not be obligated to make any sale pursuant to any notice given and may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be resumed at any time and place to which the same may be so adjourned.

                                  (H)      In the case of any sale of all or
                                           any part of the Securities on credit
                                           or for future delivery, payments
                                           made by the purchaser shall reduce
                                           the outstanding balance of the
                                           Secured Indebtedness as payments are
                                           received, and the out standing
                                           principal balance of the Secured
                                           Indebtedness shall continue to
                                           accrue interest over the time that
                                           such payments are made, until the
                                           principal and accrued interest
                                           constituting the Secured
                                           Indebtedness have been paid in full.
                                           Secured Party shall not incur any
                                           liability in case of the failure of
                                           such purchaser to completely pay for
                                           the Securities so sold and, in the
                                           case of any such failure, the
                                           Securities may again be sold
                                           pursuant to the provisions hereof.

                 (g) Secured Party acknowledges and agrees that so long as MFP is the holder of a license to operate a commercial television station from the Federal Communications Commission, that Secured Party cannot exercise its right to vote the Securities and cannot sell the Securities pursuant to the above provisions without first obtaining the prior approval of the Federal Communications Commission.

         11. COVENANT TO PAY DEFICIENCY. Upon the occurrence of an Event of Default, if the sale or other disposition of the Collateral fails to satisfy in full all of the indebtedness secured hereby, and the costs and expenses of retaking, holding, preparing for sale, selling and the like, including reasonable attorneys' fees and expenses incurred by Secured Party in connection with this Agreement or the indebtedness secured hereby, Debtor shall be liable to and agrees to pay any such deficiency, provided, however, that Secured Party shall not be required to proceed first against the collateral but may elect to proceed first or solely against the Debtor or other collateral for the Loan.

         12. SECURED PARTY'S RIGHT TO WAIVE. Secured Party may correct any default without waiving its default remedy, and without waiving any other prior or subsequent default, may retract any waiver of default that remains uncured by giving Debtor reasonable notice that strict performance of Debtor's obligations under this Agreement will thereafter be required, and may incur reasonable attorneys' fees and expenses in exercising any of Secured Party's rights and remedies after default. A waiver of any default on one occasion shall not constitute either a waiver of such default on any future occasion or a waiver of any other default. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All of Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently.

         13. POWER OF SALE AND OTHER POWERS. The power of sale and all other powers herein granted by Debtor shall apply to all Collateral of any kind or description, including all monies, negotiable instruments, bonds, stocks, and commercial paper, credit, choses in action, claims or demands of every kind at any time during the existence of this Agreement.

         14. SUBSTITUTION OR EXCHANGE OF COLLATERAL. If, with the consent of Secured Party, Debtor shall substitute or exchange other collateral, in place of the Collateral, then all of the rights and privileges of Secured Party and all obligations on the part of Debtor shall be forthwith applicable to the substituted or exchanged collateral, security or instrument, the same in all respects as with respect to the property originally pledged and held as Collateral hereunder.

         15. INDEMNITY. Debtor will defend, indemnify and hold Secured Party harmless of and from any and all liability, loss or damage which Secured Party may incur by reason of this Agreement, and of and from any and all claims and demands whatsoever which may be asserted against Secured Party by reason of any alleged obligation or undertaking to be performed or discharged by Secured Party under this Agreement. Should Secured Party incur any liability, loss or damage by reason of this Agreement, or in the defense of any claims or demands with respect thereto, Debtor will immediately, upon the demand of Secured Party, reimburse Secured Party for the amount thereof, including all costs and expenses and reasonable attorneys' fees incurred by Secured Party in connection therewith; provided, however, that nothing contained in this section shall obligate Debtor to indemnify Secured Party against loss or damage occasioned by Secured Party's own gross negligence or willful misconduct.

         16. TERMINATION. Upon payment in full of all of the principal and interest owing on the Note secured hereby together with any extensions and renewals thereof, and upon payment of all other indebtedness secured hereunder, this Agreement and the security interest granted hereby shall terminate.

         17. ASSIGNMENT. Debtor shall not assign its rights nor delegate the performance of their duties hereunder without Secured Party's prior written permission. Secured Party may assign its rights and delegate the performance of its duties hereunder, and if

Secured Party does so, the assignee upon notifying Debtor shall be entitled to the performance of all Debtor's duties and to all Secured Party's rights hereunder. Debtor shall not assert against any such assignee any claim or defense which Debtor may have against Secured Party.

         18.     MISCELLANEOUS.

                 (a) Debtor agrees that it will, upon the request of Secured Party, from time to time, execute and deliver to Secured Party such further instruments and documents, including, without limitation, financing statements, as may by Secured Party be deemed proper or necessary for the more effectual vesting in Secured Party of its security interest in the Collateral. Debtor shall pay all costs of filing the same.

                 (b) Debtor hereby waives all notices of presentment, demand, protest and notice of dishonor as to any instrument secured hereby.

                 (c) Subject to the provisions of Section 17 hereof, all provisions herein shall inure to and become binding upon, the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties hereto.

                 (d) This Agreement and all amendments hereto, all supplements hereof, and all acts, transactions, agreements, certificates, assignments and transfers hereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

                 (e) Any notices required or allowed hereunder shall be in writing and shall be deemed satisfactorily given (and any time period provided for giving such notice herein shall commence) when (i) deposited in the United States Mail, postage prepaid, certified or registered mail, return receipt requested, or forwarded by a nationally recognized overnight courier service, to the addresses of the respective parties specified above (or such other address as may be specified in a written notice forwarded to all parties hereto as herein specified) or, (ii) personally delivered.

                 (f) This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms herein stated. This Agreement may not be modified, amended or changed in any manner, nor shall any waiver of any provision hereof be effective, except by an instrument in writing signed by the party against whom enforcement of such modification, amendment, change or waiver is sought.

                 (g) The section captions in this Agreement are for convenience only and are not to be construed in interpreting this Agreement. The gender and number terms used in this Agreement are used as a reference only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural. If more than one person or party has executed this Agreement as Debtor, their obligations shall be joint and several.

                 (h) If any term or provision of this Agreement, application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder hereof, or the application of such term or provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                 (i) The requirements and remedies provided for herein shall be construed to be applicable to the various items of Collateral hereunder to the extent that said requirements and remedies are reasonably applicable thereto.

         EXECUTED on the day, month and year first above written.

                                               SHOP AT HOME, INC.


                                               By: /s/ Joseph Nawy
                                                   ---------------------
                                               Title: VP Finance


                                               MFP, INC.


                                               By: /s/ Joseph Nawy
                                                   ---------------------
                                               Title: Secretary


                                               GLOBAL NETWORK TELEVISION, INC.


                                               By: /s/ J.D. Clinton
                                                   ---------------------
                                               Title: Chairman

                                   EXHIBIT A

                          EXISTING SECURITY INTERESTS

         SNET Credit, Inc., relating to specific studio equipment

         AT&T Corporation, relating to a telephone system

         Canon U.S.A., Inc., relating to all Canon photographic products sold to Shop at Home.

         Franklin Federal Savings Bank, covering furniture, fixtures, accounts receivable, inventory, and certain equipment.